Issued Share Capital	12 Months Ended
Dec. 31, 2024
Issued Share Capital
Issued Share Capital

Note 22

Issued Share Capital

	No. of shares
EUR’000	(in thousands)	Total
Beginning of financial year 2022	138,574	18,641
Issued in May 2022 for capital increase	26,176	3,518
Issued in October 2022 for capital increase	32,850	4,416
End of financial year 2022	197,600	26,575
Issued in December 2023 for capital increase	113,809	15,263
End of financial year 2023	311,409	41,838
Issued in February 2024 for capital increase	39,520	5,301
Issued in June 2024 for capital increase	28	4
End of financial year 2024	350,957	47,143

As of 1 January 2024, the Group had share capital amounting to DKK 311,409 thousand, equal to EUR 41,838 thousand, consisting of 311,409,868 shares of nominal DKK 1 each.

On 15 February 2024, the Company completed a private placement, resulting in the issuance of 39.5 million shares of nominal DKK 1 each at a price of NOK 44.50 per share. Overall, the Company raised EUR 155 million before transactional costs of EUR 3 million. The proceeds from the private placement were substantially allocated to the financing of the intended equity portion of the contract value of the order placed on 22 May 2024 to build the third A-Class vessel. The remaining funds will be allocated towards acquiring mission equipment and building working capital.

On 26 June 2024, the Company completed a capital increase of EUR 88 thousand as a result of the exercise of options under its employee equity incentive programme resulting in the issuance of 27,715 shares of a nominal price of DKK 1 per share.

All shares have equal rights.

Treasury shares

On 4 July 2024, the Company completed the share buy - back program to fulfil share - based incentive obligations resulting in the repurchase of 214,791 shares of a nominal price of DKK 1 each at an average price of NOK 68.28 and corresponding to an aggregate amount of EUR 1.3 million. At 31 December 2024, the Company holds 93,538 shares.

Accounting policies

Ordinary shares are classified as equity. When there is a capital increase through the issuance of new shares, these shares are recorded at their nominal value.

Share premium reserve signifies the capital contributed by investors exceeding the nominal value of the shares issued, net of any incremental costs directly associated with the issuance of new shares.

Own equity instruments that are reacquired (treasury shares) are recognised at cost and deducted from equity. No gain or loss is recognised in profit or loss on the purchase, sale, issue or cancellation of the Group's own equity instruments. Any difference between the carrying amount and the consideration, if reissued, is recognised in equity.